NATIONWIDE MUTUAL FUNDS

Nationwide American Century Small Cap Income Fund
(formerly, Nationwide U.S. Small Cap Value Fund)
Nationwide Bailard Cognitive Value Fund
Nationwide Bailard Technology & Science Fund
Nationwide Diamond Hill Large Cap Concentrated Fund
Nationwide Fund
Nationwide Geneva Mid Cap Growth Fund
Nationwide Geneva Small Cap Growth Fund
Nationwide Loomis All Cap Growth Fund
Nationwide Mellon Disciplined Value Fund
Nationwide Mellon Dynamic U.S. Core Fund
Nationwide Small Company Growth Fund
Nationwide WCM Focused Small Cap Fund

Supplement dated May 21, 2021
to the Prospectus dated March 1, 2021
Capitalized terms and certain other terms used in this supplement, unless otherwise
defined in this supplement, have the meanings assigned to them in the Prospectus.
Nationwide Small Company Growth Fund
Effective immediately, the Prospectus is amended as follows:

a.	The information under the heading “Principal Investment Strategies” on page 48 of the Prospectus is deleted in its entirety and replaced with the following:
Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks of small companies, which are companies with total operating revenues of $500 million or less at the time of the initial investment.
It is important to note that the Fund does NOT choose its portfolio companies based on a reference to market capitalization. Rather, the Fund’s focus is on the revenue produced by the issuer of the securities
.
The Fund employs a “growth” style of investing. In other words, the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. In pursuing this approach, the subadviser seeks to build a portfolio of exceptional small companies, purchased early in their corporate life cycle, that have the wherewithal to become exceptional large companies.
In selecting small companies with the potential to become successful large companies, the subadviser analyzes the potential for sustainable revenue growth; adequate resources to establish and defend a viable product or service market, and market share; sufficient profitability to support long-term growth; and management skills and resources necessary to plan and execute a long-term growth plan.
The subadviser generally expects to hold securities for the long term in order to realize the potential rewards for incurring the risks associated with investing early in a company’s corporate life cycle. Nevertheless, the subadviser sells securities when it believes their potential for future growth is diminished. The Fund may emphasize particular industry sectors or groupings, such as the software sector, and the percentage of the Fund’s assets invested in such sectors or groupings will vary from time to time, depending on the subadviser’s perception of investment opportunities.
The Fund is intended for aggressive investors seeking above-average gains and who are willing to accept the risks involved in investing in the securities of small companies. By itself, the Fund is not intended to serve as a complete investment program.

b.	The information under the heading “Principal Investment Strategies” on page 68 of the Prospectus is deleted in its entirety and replaced with the following:
Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks of small companies. The Fund employs a growth style
 of investing, as the subadviser seeks to build a portfolio of exceptional small companies that have the wherewithal to become exceptional large companies.

Specifically, the subadviser seeks to identify publicly-traded companies early in their corporate life cycle that can produce exceptional long-term returns. For the purpose of the Fund, small companies are defined as companies with total operating revenues of $500 million or less at the time of initial investment.
 It is important to note that the Fund does NOT choose its portfolio companies based on a reference to market capitalization. Rather, the Fund’s focus is on the revenue produced by the issuer of the securities.
In selecting small companies with the potential to become successful large companies, the subadviser analyzes the potential for:

•	sustainable revenue growth;

•	adequate resources to establish and defend a viable product or service market, and market share;

•	sufficient profitability to support long-term growth and

•	management skills and resources necessary to plan and execute a long-term growth plan.
The subadviser believes that:

•	a sustained commitment to a portfolio of exceptional small companies will, over time, produce a significant investment return and

•	an investment analysis that identifies and successfully evaluates those few small companies with the legitimate potential to become large companies can be a very rewarding investment strategy.
Accordingly, the subadviser employs analysis that contains elements of traditional dividend discount and earnings yield models.
The subadviser generally expects to hold securities for the long term in order to realize the potential rewards for incurring the risks associated with investing early in a company’s corporate life cycle. Nevertheless, the subadviser sells securities when it believes their potential for future growth is diminished. The Fund may emphasize particular industry sectors or groupings, such as the software sector, and the percentage of the Fund’s assets invested in such sectors or groupings will vary from time to time, depending on the subadviser’s perception of investment opportunities.
The Fund is intended for aggressive investors seeking above average gains and who are willing to accept the risks involved in investing in the securities of small companies. By itself, the Fund is not intended to serve as a complete investment program.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE